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                                                                  Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32377) of Antex Biologics Inc. of our report dated March 30, 2000 relating to the financial statements, which appears in this Form 10-KSB.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


McLean, Virginia
March 21, 2001